Bank indebtedness	12 Months Ended
Mar. 28, 2015
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:

As of March 28, 2015 and March 29, 2014, bank indebtedness consisted solely of the Company’s senior secured revolving credit facility which had an outstanding balance of $64.3 million and $73.9 million, respectively. The senior secured revolving credit facility is collateralized by substantially all of the Company’s assets. The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its senior credit facilities.

In August 2013, the Company amended its senior secured revolving credit facility, extending the term, which was set to expire in June 2015, to August 22, 2017 and reducing the interest rate charged on the facility by 25 basis points per annum. The amended senior secured revolving credit facility bore interest at a floating rate of LIBOR plus 2.0% to LIBOR plus 2.75% (based on excess availability thresholds and interest coverage thresholds). In August 2013, in conjunction with the amendment and extension of its senior secured revolving credit facility, the Company also amended its $18 million senior secured term loan, which was also set to expire in June 2015. The amendment increased the amount of the loan to $28 million and extended the maturity date to August 22, 2018. The interest rate on the amended senior secured term loan was reduced from 9.5% per annum (or one-month LIBOR plus 6.5%, whichever is greater) to a fixed rate of 8.77%. The $28 million senior secured term loan is subordinated in lien priority to the senior secured revolving credit facility. These two credit facilities are used to finance working capital, finance capital expenditures, provide liquidity to fund our day-to-day operations and for other general corporate purposes. The terms of the amended senior secured credit facilities provided that no financial covenants were required to be met other than maintaining positive excess availability at all times.

During fiscal 2015, the Company executed four amendments to its senior secured revolving credit facility and senior secured term loan. In June 2014 and July 2014, in conjunction with the Company’s controlling shareholder, Montrovest B.V. (“Montrovest”), having arranged for a $5.0 million irrevocable letter of credit (“LC”) in favor of the Company’s senior secured revolving credit lenders in order to provide the Company with additional operating liquidity, the Company executed amendments to its senior secured revolving credit agreement and senior secured term loan agreement. The LC and amendments to the senior secured credit facilities are part of the Recapitalization Transaction which the Company is developing to provide greater financial resources for its operations and capital investment needs on both a short and long-term basis. The LC and amendments to the senior secured credit facilities are meant to provide the Company with the funding and additional time required to finalize and complete the Recapitalization Transaction by January 2016. There have been no monetary thresholds established by the lenders for the Recapitalization Transaction and although the Company is actively engaged in developing the Recapitalization Transaction, the Company currently does not have any commitments for financing in connection with the Recapitalization Transaction. Any Recapitalization Transaction will need to be reviewed and approved by the Company’s Board of Directors and its senior secured lenders. In addition, the successful completion of the Recapitalization Transaction is not within the Company’s control.

In exchange for the delivery of the LC as collateral, as part of the amendments, the senior secured term loan administrative agent lifted a $7 million discretionary reserve that had been imposed in April 2014. Under the June and July 2014 amendments, the Company was required to maintain excess availability under its senior secured revolving credit facility of at least $10 million at all times, failure to do so would have been considered an event of default which could have resulted in the outstanding balances borrowed under the senior secured term loan and senior secured revolving credit facility becoming due immediately. In addition, the senior secured term loan lender agreed to not impose any discretionary reserves in the calculation of the Company’s borrowing availability under the senior secured revolving credit agreement through February 10, 2015 so long as no event of default existed prior to that date. As part of the June and July 2014 amendments, the rate of interest on the senior secured term loan was increased from 8.77% to 12.5% until such time as the Recapitalization Transaction was executed at which time the interest rate would change to 11.0%. In addition, the Company agreed to:

•	Provide weekly updated 13-week cash flow projections acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents as well as weekly variance reports against the cash flow projections until a Recapitalization Transaction had been consummated,

•	Deliver an operational restructuring plan to improve the Company’s operations acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents by June 27, 2014,

•	Continue to retain the services of a financial and restructuring consultant satisfactory to the senior secured revolving credit facility and senior secured term loan administrative agents to assist with the Company’s weekly cash flow projections and in the development of the operational restructuring plan to improve its operations, and

•	Finalize and close the Recapitalization Transaction acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents by February 10, 2015.

As part of the amendments in June and July 2014 to the senior secured credit facilities, the Company also agreed that deviations of greater than 10% (subsequently increased to 12.5% as a result of the Company successfully obtaining additional financial support of Cdn$5.0 million), from the 13-week cash flow projection would have been considered an event of default, which could have resulted in the outstanding balances under the Company’s senior secured revolving credit facility and senior secured term loan becoming due immediately. In addition, if the Company did not accomplish the actions outlined above, an additional reserve of up to $2.5 million could have been established by the lenders reducing availability under the senior secured revolving credit facility until such failure was cured by the Company and the Company would have been required to pay the senior secured term loan lenders a $1.4 million fee.

The June and July 2014 amendments also required that an additional Cdn$5.0 million of third party financial support be obtained on or before August 30, 2014, in a form that was acceptable to the lenders, which was achieved by the Company. The additional financial support included a principal moratorium in the aggregate amount of Cdn$2.5 million (approximately $2.2 million in U.S. dollars) obtained from Investissement Québec in June 2014, which was agreed by the lenders to count towards the financial support to be obtained. The Company also received the additional Cdn$3.0 million of third party financial support.

In November 2014, the Company executed another amendment to both its senior secured revolving credit agreement and its senior secured term loan. As part of this amendment, the term loan lenders assigned their interest in the senior secured term loan to a new lender and the senior secured term loan amount was increased from $28 million to $33 million. In addition, the revolving credit line under the senior secured revolving credit agreement decreased from $115 million to $110 million. The amendment in November also resulted in the interest rate under the senior secured term loan changing from 12.5% per annum to LIBOR plus 9.75% per annum for the $28 million tranche and LIBOR plus 7.25% per annum for the additional $5 million tranche. The November amendments removed the $10 million minimum excess availability requirement under the senior secured revolving credit agreement, removed the ability of the senior secured term loan lender to impose discretionary reserves of up to 5% of the borrowing base and removed the requirement to pay the senior secured term loan lenders a $1.4 million fee if the Company failed to meet any of the required actions outlined above. As part of the November amendment, the Company is required to maintain minimum adjusted EBITDA levels (calculated on a twelve month roll as defined in the agreements) if and only if, for any five consecutive days, its availability under the senior secured revolving credit facility falls below $8.0 million. Failure to meet the minimum adjusted EBITDA levels if the Company’s availability is below $8.0 million for any five consecutive days, is considered an event of default which could result in the outstanding balances borrowed under the senior secured term loan and senior secured revolving credit facility becoming due immediately.

In March 2015, the Company executed another amendment to its senior secured revolving credit agreement and certain applicable corresponding amendments to its senior secured term loan agreement. The amendments to the senior secured revolving credit agreement included extending the date upon which the Company is required to close a Recapitalization Transaction from February 10, 2015 to on or before January 31, 2016, which if not met, allows the Company’s senior secured revolving credit lenders to impose a reserve of up to $2.5 million reducing availability under the Company’s senior secured revolving credit facility. No reserve was imposed by the Company’s senior secured lenders between February 10, 2015 and the date of the March 2015 amendment. The March 2015 amendment also removed the requirement to retain the service of a financial and restructuring consultant and removed the requirement to provide weekly updated 13-week cash flow projections acceptable to the Company’s senior secured lenders as well as weekly variance reports against the cash flow projections.

Prior to the amendment in November 2014, the Company had complied with the requirement to maintain excess availability of at least $10 million at all times. In addition, prior to the amendment in March 2015, the Company had retained the services of a financial and restructuring consultant satisfactory to the senior secured revolving credit facility and senior secured term loan administrative agents as required, delivered an operational restructuring plan which the senior secured lenders had accepted and provided the 13-week cash flow projections and weekly updates to these projections acceptable to the senior secured revolving credit facility and senior secured term loan administrative agents with actual cash flow deviations remaining within the required limits in accordance with the milestones set out in the amendments to the secured credit facility agreements. The operational restructuring plan was submitted to and approved by the senior secured lenders.

Under the terms of the amended senior secured facilities, the senior secured revolving credit facility administrative agent may, at any time, impose discretionary reserves which would lower the level of borrowing availability under the Company’s senior secured revolving credit facility (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operation of its business, ii) cover any deterioration in the amount or value of the collateral, and iii) reflect impediments to the senior secured lenders to realize upon the collateral.

There is no limit to the amount of discretionary reserves that the Company’s senior secured revolving credit facility administrative agent may impose at its reasonable discretion. No discretionary reserves were imposed during fiscal 2015 and 2014 by the Company’s senior secured revolving credit facility administrative agent. While the Company’s senior secured revolving credit facility lenders or their administrative agent have not historically imposed such a restriction, it is uncertain whether conditions could change and cause such a reserve to be imposed in the future. In addition, the value of the Company’s inventory is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased. Another factor impacting the Company’s excess availability includes, among other things, changes in the U.S. and Canadian dollar exchange rate, which could increase or decrease the Company’s borrowing availability. As of March 28, 2015, every 100 basis point strengthening or weakening of the Canadian versus the U.S. dollar would cause an approximately $107,000 increase or decrease, respectively. The Company’s excess availability was $12.9 million as of March 28, 2015.

Furthermore, a $12.5 million and a $5.0 million seasonal availability block is imposed by the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent each year from December 20th to January 20th and from January 21stto February 10th, respectively. Both the Company’s senior secured revolving credit facility and the senior secured term loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both the senior secured revolving credit facility and the senior secured term loan.

As a result of the Company’s amendment of its senior secured term loan in June 2014, the Company determined that the loan amendment resulted in a debt extinguishment under U.S. GAAP and the Company recognized a $1.0 million debt extinguishment loss representing the write-off of existing deferred loan fees and costs and the expensing of fees paid to the term lender as part of the June amendment. As a result of the Company’s amendment of its senior secured term loan and senior secured revolving credit facility in November 2014, the Company determined the amendments resulted in a debt extinguishment under U.S. GAAP and the Company recognized an additional $1.6 million of debt extinguishment losses representing the write-off of existing deferred loan fees and costs and the expensing of fees paid to the previous term lenders as part of the November amendment.

The senior secured revolving credit facility also contains limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds and the aggregate dividend payment for the twelve-month period ended as of any fiscal quarter cannot exceed 33% of the consolidated net income for such twelve-month period. Additionally, the Company is required to maintain a fixed charge coverage ratio of at least 1.30 to 1.00 and a minimum excess availability of $30 million in order to qualify for payment of dividends. Besides these financial covenants related to paying dividends, the terms of this facility provide that no financial covenants are required to be met other than already described.

The information concerning the Company’s senior secured credit facility is as follows:

	Fiscal Year Ended
	March 28, 2015	March 29, 2014
	(In thousands)
Maximum borrowing outstanding during the year	$86,450	$93,184
Average outstanding balance during the year	$73,207	$78,164
Weighted average interest rate for the year	3.3%	3.4%
Effective interest rate at year-end	3.2%	3.3%

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $225,958,000 (Cdn$250,000,000); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.